Exhibit 99.1
For Release September 4, 2014
1:05 p.m. Pacific
PRESS RELEASE
Investor Contact:
Jane Underwood
Infoblox
408.986.5493
junderwood@infoblox.com
Media Contact:
Mike Langberg
Infoblox
408.986.5697
mlangberg@infoblox.com

Infoblox Reports Fourth Quarter of Fiscal 2014 Results

SANTA CLARA, Calif., September 4, 2014 — Infoblox (NYSE:BLOX), the automated network control company, today reported its financial results for its fourth fiscal quarter ended July 31, 2014. Total net revenue for the fourth quarter of fiscal 2014 was a record $64.9 million, an increase of 3% on a year-over-year basis.
On a GAAP basis, the Company reported a net loss of $9.7 million, or $0.18 loss per fully diluted share, for the fourth quarter of fiscal 2014, compared with a net income of $1.5 million, or $0.03 income per fully diluted share, for the fourth quarter of fiscal 2013.
The Company reported non-GAAP net income of $1.8 million, or $0.03 diluted net income per share on a non-GAAP weighted-average share basis, for the fourth quarter of fiscal 2014, compared with non-GAAP net income of $7.9 million, or $0.14 diluted net income per share on a non-GAAP weighted-average share basis, for the fourth quarter of fiscal 2013. The GAAP to non-GAAP reconciling items for the fourth quarters of fiscal years 2014 and 2013 can be found in the "Reconciliation of GAAP to Non-GAAP Financial Measures" attached to this press release.

“We had a positive finish to fiscal 2014, as our financial results exceeded our expectations in the fourth quarter,” said Robert Thomas, president and chief executive officer. “In the quarter we saw improved execution in both sales and marketing, which was reflected in a number of key metrics. We had a good quarter from a new customer acquisition standpoint and saw improvement in closing seven-figure transactions. The Americas region also had a strong quarter and exceeded its internal revenue target. Finally, our security business also performed very well, as we saw growing demand for our solutions from new and existing customers, in both the enterprise and service provider markets. As we look ahead to Fiscal 2015, we see a number of strong growth drivers to our business and expect it to be a year of continued improvement in execution.”

Financial Outlook
Infoblox announced its outlook of anticipated results for the first quarter ending October 31, 2014. This outlook is based on a number of assumptions that it believes are reasonable at the time of this earnings release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Infoblox’s filings with the Securities and Exchange Commission.
For the first fiscal quarter ending October 31, 2014, the Company currently expects:
•Total net revenue in the range of $63 million to $65 million;
•Non-GAAP gross margin to be in the range of 78% to 79%;
•Non-GAAP operating margin in the range of 1.0% to 3.0%; and
•Non-GAAP diluted net income per share ("non-GAAP EPS") to be in the range of $0.01 to $0.03, assuming approximately 57.9 million shares on a non-GAAP diluted weighted-average share basis.

About Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We also provide first fiscal quarter 2015 estimates for non-GAAP gross margin, non-GAAP operating margin, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Our non-GAAP financial measures include adjustments based on the following items:
Stock-based compensation expenses: We have excluded the effect of stock-based compensation from our non-GAAP operating results. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating results. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.
Acquisition related expenses: Acquisition related expenses may include transaction costs, costs for transitional employees, other acquired employee related retention costs, integration related professional services, adjustments to the fair value of the acquisition related contingent consideration, and the write-down of certain acquired in-progress research and development intangibles. We believe that to the extent we incur significant expenses in connection with our acquisitions, it is useful for investors to understand the effects of these items on our total operating expenses.

Our non-GAAP Financial Measures are described as follows:
Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP gross margin is non-GAAP gross profit divided by net revenue.
Non-GAAP operating income and operating margin. Non-GAAP operating income is income (loss) from operations as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses. Non-GAAP operating margin is non-GAAP operating income divided by net revenue.
Non-GAAP net income and non-GAAP EPS. Non-GAAP net income is net income (loss) as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses. Non-GAAP EPS is non-GAAP net income divided by non-GAAP diluted weighted-average shares outstanding.
For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Conference Call & Webcast
Management will host a conference call today, September 4, 2014, at 1:30 p.m. PDT/4:30 p.m. EDT to discuss its fiscal fourth quarter 2014 financial results. To access the call, investors may dial 800-230-1059 (domestic) or 612-234-9959 (international) at least 10 minutes prior to the scheduled start of the call. A live webcast of the call will also be available on the corporate website at: http://ir.infoblox.com. An archive of the webcast will be available to the company’s website and a taped reply will be available for one week at 800-475-6701 (domestic) or 320-365-3844 (international), passcode 333540.
About Infoblox
Infoblox (NYSE:BLOX) delivers network control solutions, the fundamental technology that connects end users, devices, and networks. These solutions enable approximately 7,500 enterprises and service providers to transform, secure, and scale complex networks. Infoblox helps take the burden of complex network control out of human hands, reduce costs, and increase security, accuracy, and uptime. Infoblox (www.infoblox.com) is headquartered in Santa Clara, California and has operations in over 25 countries.

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Cautionary Statement
All statements in this release that are not statements of historical fact, including but not limited to the quotation attributable to Mr. Thomas and the statements under “Financial Outlook” are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: unexpected delays in the delivery of our solutions, particularly at the end of the quarter, changes in demand for automated network control solutions; the market acceptance of our products; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; our ability to manage operating expenses effectively; and the general economic, industry or political conditions in the United States or internationally.
For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission, which are available on our investor relations Web site (http://ir.infoblox.com/) and on the SEC’s Web site (www.sec.gov).
All information provided in this release and in the attachments is as of September 4, 2014, and stockholders of Infoblox are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Infoblox does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this September 4, 2014 press release, or to reflect the occurrence of unanticipated events.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP BASIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Year Ended
	July 31, 2014	April 30, 2014	July 31, 2013	July 31, 2014	July 31, 2013
Net revenue:
Products and licenses	$32,022	$30,799	$36,702	$130,348	$128,203
Services	32,893	30,223	26,363	119,992	96,841
Total net revenue	64,915	61,022	63,065	250,340	225,044
Cost of revenue:
Products and licenses	7,235	7,119	8,502	29,327	29,228
Services	7,352	6,665	5,324	26,471	19,025
Total cost of revenue	14,587	13,784	13,826	55,798	48,253
Gross profit	50,328	47,238	49,239	194,542	176,791
Operating expenses:
Research and development	13,670	12,175	11,273	49,289	43,056
Sales and marketing	38,038	34,589	29,508	138,612	112,385
General and administrative	8,108	7,839	7,142	29,781	24,488
Total operating expenses	59,816	54,603	47,923	217,682	179,929
Income (loss) from operations	(9,488)	(7,365)	1,316	(23,140)	(3,138)
Other income (expense), net	62	124	(247)	(18)	(618)
Income (loss) before provision for (benefit from) income taxes	(9,426)	(7,241)	1,069	(23,158)	(3,756)
Provision for (benefit from) income taxes	266	201	(418)	919	650
Net income (loss)	$(9,692)	$(7,442)	$1,487	$(24,077)	$(4,406)

Net income (loss) per share - basic and diluted	$(0.18)	$(0.14)	$0.03	$(0.45)	$(0.09)

Weighted-average shares used in computing basic net income (loss) per share	54,727	54,055	50,861	53,581	48,494
Weighted-average shares used in computing diluted net income (loss) per share	54,727	54,055	55,826	53,581	48,494

INFOBLOX INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Year Ended
	July 31, 2014	April 30, 2014	July 31, 2013	July 31, 2014	July 31, 2013
Gross Profit Reconciliation:
GAAP gross profit	$50,328	$47,238	$49,239	$194,542	$176,791
Stock-based compensation expense	1,002	953	415	3,619	1,606
Amortization of intangible assets	290	290	253	1,110	1,015
Non-GAAP gross profit	$51,620	$48,481	$49,907	$199,271	$179,412
Gross Margin Reconciliation:
GAAP gross margin	77.5%	77.4%	78.1%	77.7%	78.6%
Stock-based compensation expense	1.5	1.5	0.6	1.5	0.7
Amortization of intangible assets	0.5	0.5	0.4	0.4	0.4
Non-GAAP gross margin	79.5%	79.4%	79.1%	79.6%	79.7%
Operating Income (Loss) Reconciliation:
GAAP operating income (loss)	$(9,488)	$(7,365)	$1,316	$(23,140)	$(3,138)
Stock-based compensation expense	10,832	10,674	5,874	40,971	22,064
Amortization of intangible assets	617	617	580	2,418	2,323
Non-GAAP operating income	$1,961	$3,926	$7,770	$20,249	$21,249
Operating Margin Reconciliation:
GAAP operating margin	(14.6%)	(12.1%)	2.1%	(9.2%)	(1.4%)
Stock-based compensation expense	16.7	17.5	9.3	16.4	9.8
Amortization of intangible assets	0.9	1.0	0.9	0.9	1.0
Non-GAAP operating margin	3.0%	6.4%	12.3%	8.1%	9.4%
Net Income (Loss) Reconciliation:
GAAP net income (loss)	$(9,692)	$(7,442)	$1,487	$(24,077)	$(4,406)
Stock-based compensation expense	10,832	10,674	5,874	40,971	22,064
Amortization of intangible assets	617	617	580	2,418	2,323
Non-GAAP net income	$1,757	$3,849	$7,941	$19,312	$19,981

Non-GAAP EPS	$0.03	$0.07	$0.14	$0.34	$0.37
Shares used in Computing non-GAAP EPS Reconciliation:
Diluted shares:
Weighted-average shares used in calculating GAAP diluted net income (loss) per share	54,727	54,055	55,826	53,581	48,494
Additional dilutive securities for non-GAAP income	1,375	2,540	—	4,057	5,477
Weighted-average shares used in calculating non-GAAP diluted net income per share	56,102	56,595	55,826	57,638	53,971

INFOBLOX INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	July 31, 2014	July 31, 2013
	(Unaudited)	(a)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$78,535	$69,828
Short-term investments	191,316	139,508
Accounts receivable, net	36,420	38,728
Inventory	6,345	4,478
Deferred tax assets	285	1,354
Prepaid expenses and other current assets	7,221	6,023
Total current assets	320,122	259,919
Property and equipment, net	18,785	18,370
Restricted cash	3,516	3,508
Intangible assets, net	4,096	5,494
Goodwill	33,293	32,726
Other assets	756	443
TOTAL ASSETS	$380,568	$320,460
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$15,808	$12,387
Accrued compensation	13,197	12,472
Deferred revenue, net	81,964	68,479
Total current liabilities	110,969	93,338
Deferred revenue, net	34,149	29,693
Deferred tax liability	285	1,055
Other liabilities	6,029	6,821
TOTAL LIABILITIES	151,432	130,907
STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $0.0001 par value per share—5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.0001 par value per share—100,000 shares authorized; 55,065 shares and 51,670 shares issued and outstanding as of July 31, 2014 and July 31, 2013	6	5
Additional paid-in capital	365,833	302,101
Accumulated other comprehensive loss	(84)	(11)
Accumulated deficit	(136,619)	(112,542)
TOTAL STOCKHOLDERS’ EQUITY	229,136	189,553
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$380,568	$320,460

(a) Derived from the July 31, 2013 audited consolidated financial statements.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Year Ended July 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(24,077)	$(4,406)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	40,971	22,064
Depreciation and amortization	8,735	6,670
Excess tax benefits from employee stock plans	(170)	(409)
Amortization of investment premium	547	387
Other	280	(43)
Changes in operating assets and liabilities:
Accounts receivable, net	2,308	(11,909)
Inventory	(1,867)	(1,918)
Prepaid expenses, other current assets and other assets	(1,500)	(2,170)
Accounts payable and accrued liabilities	3,221	1,762
Accrued compensation	725	2,177
Deferred revenue, net	17,927	21,505
Other liabilities	(792)	5,904
Net cash provided by operating activities	46,308	39,614
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(186,322)	(174,478)
Proceeds from maturities of short-term investments	86,730	34,572
Proceeds from sales of short-term investments	47,180	—
Purchases of property and equipment	(6,352)	(16,515)
Business acquisition	(1,000)	—
Change in restricted cash	—	625
Net cash used in investing activities	(59,764)	(155,796)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under the employee stock plans	21,993	29,223
Excess tax benefits from employee stock plans	170	409
Payment of remaining unpaid initial public offering costs	—	(235)
Net cash provided by financing activities	22,163	29,397
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	8,707	(86,785)
CASH AND CASH EQUIVALENTS—Beginning of period	69,828	156,613
CASH AND CASH EQUIVALENTS—End of period	$78,535	$69,828
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Restricted stock units released in connection with business acquisition	$573	$—
Cash paid for income taxes, net	$489	$1,120
Purchases of property and equipment not yet paid	$484	$164
Change in liability due to vesting of early exercised stock options, net	$60	$224